UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 2

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

December 31, 2009
Date of Report (Date of earliest event reported)

MEZABAY INTERNATIONAL, INC.
(FORMERLY, CARDTREND INTERNATIONAL INC.)
(Exact name of registrant as specified in its charter)

000-30013
(Commission File Number Identification No.)

Nevada
(State or other jurisdiction of incorporation)

800 5thAvenue, Suite 4100
Seattle, Washington 98104
(Address of principal executive offices, including zip code)

(206) 447-1379
(Registrant's telephone number, including area code)

Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

EXPLANATORY NOTE

This amendment is being filed to amend the Form 8-K previously filed by Mezabay International Inc’s (formerly Cardtrend International, Inc.) (“Company”) on September 28, 2009 to:

(1)        correct the errors:

(i)	in Item 2.01 (a) in the number of shares of the common stock of the Company used for the calculation of the percentages of this class of shares held by the ex-directors/officers as of August 30, 2009;

(ii)	in the percentages of the class of shares held by the ex-directors /officers arising from the error as discussed in (i) above;

(iii)	the dates “August 30, 2008” and “September 23, 2008” in Item 2.01 (a) to “August 30, 2009” and “September 23, 2009”, respectively;

(iv)	in Item 2.01 (a) in the number of shares of common stock held by Tey Yong Qing, Chai Kok Wai, all Officers/Directors as a Group and Low Kok Keng, respectively, as of September 23, 2009; and

(v)
in Item 5.01 in the number of shares of common stock of the enlarged capital of the Company as of the Closing Date and as of the date when the remaining 5,000,000 shares of the Series D Preferred Stock are converted to shares of common stock, and

(2)        include the financial statements as required under Item 9.01 of the Form 8K.

ITEM 2.01      COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

(a)        Completion of Acquisition

As used in this report, “we”, “us”, “our”, “Mezabay” and the “Company” refer to Mezabay International, Inc. (formerly, Cardtrend International Inc.), a Nevada corporation.

The following table sets forth certain information regarding the beneficial ownership of our common stock as of August 30, 2009 (prior to the completion of the acquisition disclosed herein) by each director, officer, affiliate and person or entity known by us to be the beneficial owner of more than 5% of the outstanding shares of common and/or preferred stock.

Where the Number of Shares Beneficially Owned includes shares which may be purchased upon the exercise of outstanding stock options and warrants which are or within sixty days will become exercisable (“presently exercisable options” and “presently exercisable warrants”, respectively) and the shares which may be issued upon the conversion of the shares of preferred stock which are or within sixty days will become convertible (“presently convertible preferred shares”), the percentage of class of common stock reported in this column has been calculated assuming the exercise of such options and warrants and the conversion of such preferred shares. The percentages below for the class of common stock are calculated based on the sum of 691,626,442 shares of our common stock issued and outstanding as of August 30, 2009 plus presently exercisable options and presently exercisable warrants directly owned by the officers and directors as of August 30, 2009 totaling 5,240,000 and 7,040,611, respectively, which is equal to 703,907,053. There was no share of preferred stock issued and outstanding as of August 30, 2009. The number of authorized shares of common stock and preferred stock as at August 30, 2009 was 1,500,000,000 and 10,000,000 respectively.

Name and address of	Amount and nature of	Percent
Beneficial Owner	Beneficial Ownership	Of Class
Officers and Directors: (1)

Ng King Kau (2)	85,450,925 common stock	12.37%

Low Kok Keng (3)	73,269,130 common stock	10.59%

Katherine YL Tung (4)	9,515,232 common stock	1.38%

Choo Jee Sam (5)	69,642,640 common stock	10.07%

Wong Chee Leong (6)	20,180,340 common stock	2.92%

Chen Yu Hua (7)	43,438,684 common stock	6.28%

All Officers and Directors as a Group (6 People) (8)	301,496,951 common stock	43.59%

(1)
The address for each of the Company's directors and executive officers as of August 30, 2009 was the Company's principal offices, Cardtrend International, Inc. 800 5th Avenue, Suite 4100, Seattle, WA 98104.

(2)	The shares comprised 83,690,925 directly owned shares of common stock and 1,760,000 shares of common stock if exercised under presently exercisable options.

(3)
The shares comprised 71,939,130 shares of common stock (67,939,130 directly owned shares and 4,000,000 shares owned by spouse as to which Mr. Low disclaims his beneficial ownership) and 1,330,000 shares of common stock if exercised under presently exercisable options.

(4)	The shares comprised 9,415,232 directly owned shares of common stock and 100,000 shares of common stock if exercised under presently exercisable option.

(5)
The shares comprised 62,102,029 directly owned shares of common stock, 7,040,611 shares of common stock if exercised under presently exercisable warrants and 500,000 shares of common stock if exercised under presently exercisable options.

(6)	The shares comprised 19,380,340 directly owned shares of common stock and 800,000 shares of common stock if exercised under presently exercisable options.

(7)	The shares comprised 42,688,684 directly owned shares of common stock and 750,000 shares of common stock if exercised under presently exercisable options.

(8)
The shares comprised 289,216,340 shares of common stock, 5,240,000 shares of common stock if exercised under presently exercisable options and 7,040,611 shares of common stock if exercised under presently exercisable warrants, directly owned by all the directors and officers as a Group.

On September 11, 2009, the Company, Gaeawave Sdn. Bhd., a company incorporated in Malaysia (“Gaeawave”), Tey Yong Qing, and Chai Kok Wai, the shareholders of Gaeawave, entered into a Share Exchange Agreement (the “Agreement”) to exchange for 100% of their capital stock of Gaeawave for the issuance by the Company of 10,000,000 shares of Series D Convertible Preferred Stock (the “Series D Preferred Stock”) to Tey Yong Qing and Chai Kok Wai (collectively referred to as the “Vendors”) upon the closing of the Agreement (“Closing”).

The shares the Series D Preferred Stock will be convertible into shares of our common stock on a basis of one hundred (100) shares of our common stock for each Series D Preferred Stock based on the following schedule:

(i)	Within seven (7) days from date of Closing, 5,000,000 shares of the Series D Preferred Stock will be convertible into 500,000,000 shares of our common stock; and

(ii)
Upon the effective increase in our authorized number of shares of common stock from 1,500,000,000 to a minimum of 3,000,000,000, the remaining 5,000,000 shares of the Series D preferred Stock will be convertible into 500,000,000 shares of our common stock.

On September 14, 2009, we filed a Form 8K on the above transaction.

On September 22, 2009 (Eastern Time 9PM), the foregoing transaction was completed.

10,000,000 shares of Series D Preferred Stock have been delivered to the Vendors.

The Vendors have delivered all of the issued and outstanding capital shares of Gaeawave to the Company. As a result of the foregoing, Gaeawave is now a wholly owned subsidiary corporation of the Company and will continue to conduct its E-commerce and M-commerce businesses in Asia with a principal office in Malaysia.

The following table sets forth certain information regarding the beneficial ownership of our common stock and preferred stock as of September 23, 2009 (after the completion of the acquisition disclosed herein) by each director, officer, affiliate and person or entity known by us to be the beneficial owner of more than 5% of the outstanding shares of common and/or preferred stock.

Where the Number of Shares Beneficially Owned includes shares of common stock which may be purchased upon the exercise of outstanding stock options and warrants which are or within sixty days will become exercisable (“presently exercisable options” and “presently exercisable warrants”, respectively) and the shares of common stock which may be issued upon the conversion of the shares of preferred stock which are or within sixty days will become convertible (“presently convertible preferred shares”), the percentage of class of shares of common stock reported in this column has been calculated assuming the exercises of such options and warrants and the conversion of such preferred shares. The percentages below for the class of common stock are calculated based on the sum of 974,360,108 shares of our common stock issued and outstanding as of September 23, 2009 plus 500,000,000 shares of common stock arising from the conversion of 5,000,000 presently convertible preferred shares, which is equal to 1,474,360,108. There were no presently exercisable options and presently exercisable warrants owned by any of the directors and officers of the Company as of September 23, 2009. The percentages below for the class of preferred stock are calculated based on 5,000,000 shares of preferred stock issued and outstanding as of September 23, 2009. The number of authorized shares of common stock and preferred stock was 1,500,000,000 and 10,000,000, respectively.

Name and address of	Amount and nature of	Percent
Beneficial Owner	Beneficial Ownership	Of Class

Officers and Directors (1)
Tey Yong Qing (2a)	254,859,000 common stock	17.29%
Tey Yong Qing (2b)	2,500,000 preferred stock	50.00%

Shoon Hau Tsin (3)	-	-

Thum May Yin (4)	-	-

Fan Foo Min (5)	-	-

Affiliate
Chai Kok Wai (6a)	254,892,000 common stock	17.29%
Chai Kok Wai (6b)	2,500,000 preferred stock	50.00%

All Officers, Directors and Affiliate as a Group (5 Persons) (7a)	509,751,000 common stock	34.57%
All Officers, Directors and Affiliate as a Group (5 Persons) (7b)	5,000,000 preferred stock	100.00%

Other Persons
Ng King Kau (8)	153,801,792 common stock	10.43%

Low Kok Keng (9)	125,095,099 common stock	8.48%

Chen Yu Hua (10)	100,742,553 common stock	6.83%

(1)
The address for each of the Company's directors and executive officers as of September 23, 2009 is the Company's principal offices, Cardtrend International, Inc. 800 5th Avenue, Suite 4100, Seattle, WA 98104.

(2a)
Appointed as a director on September 22, 2009 and Chief Operating Officer on September 23, 2009. The shares comprised 4,859,000 directly owned shares of common stock and 250,000,000 shares of common stock when 2,500,000 directly owned shares of presently convertible preferred stock are converted on or before September 28, 2009.

(2b)
The shares comprised only directly owned shares of preferred stock which are convertible to 250,000,000 shares of common stock when the Company’s authorized number of shares of common stock has been increased to 3,000,000,000 or more.

(3)	Appointed as a director on September 22, 2009, and Chief Executive Officer and Secretary & Treasurer on September 23, 2009.

(4)	Appointed as a director on September 22, 2009 and Chief Financial Officer on September 23, 2009.

(5)	Appointed as a director on September 22, 2009.

(6a)
One of the two equal shareholders of Gaeawave prior to it being acquired by the Company on September 22, 2009. The shares comprised 4,892,000 shares of common stock and 250,000,000 shares of common stock when 2,500,000 directly owned shares of presently convertible preferred stock are converted on or before September 28, 2009. The address is A-6-1, Seri Cendekia Condo, Jalan 4/124, Taman Connaught, 56100 Cheras, Kuala Lumpur, Malaysia.

(6b)
The shares comprised only directly owned shares of preferred stock which are convertible to 250,000,000 shares of common stock when the Company’s authorized number of shares of common stock has been increased to 3,000,000,000 or more.

(7a)
The shares comprised 5,000,000 shares of common stock and 500,000,000 shares of common stock when presently convertible shares are converted on or before September 30, 2009, directly owned by the directors, officers and the affiliate as a group.

(7b)
The shares comprised 5,000,000 shares of preferred stock which are convertible to 500,000,000 shares of common stock when the Company’s number of authorized shares of common stock has been increased to 3,000,000,000 or more, directly owned by the directors, officers and the affiliate as a group.

(8)
Resigned as a director and Chief Executive Officer on September 23, 2009, and the shares comprised only directly owned shares of common stock. All previously vested and un-vested options were cancelled on September 23, 2009. The current address is 7, Persiaran Damansara Endah, Damansara Heights, 50490 Kuala Lumpur, Malaysia.

(9)
Resigned as a director and Chief Operating Officer on September 23, 2009, and the shares comprised only directly owned shares of common stock. All previously vested and un-vested options were cancelled on September 23, 2009.The current address is 35, Jalan USJ 5/4, 47610 Subang UEP, Selangor, Malaysia.

(10)
Resigned as a director and Chief Officer – Greater China on September 23, 2009, and the shares comprised only directly owned shares of common stock. All previously vested and un-vested options were cancelled on September 23, 2009. The current address is Room 1608, East Tower, No. 13, XinChengNam Street, TienHeDong Road, Guangzhou, China.

(b)        Disposition of Assets

On September 15, 2009, the directors of the Company approved the re-structuring of the Company’s subsidiaries as follows:
(i)
The 100% share equity in Payment Business Solution Sdn. Bhd., a wholly owned subsidiary of Interpay International Group Ltd., be transferred from Interpay International Group Ltd., to the Company with immediate effect (Note: Interpay International Group Ltd. is a wholly owned subsidiary of the Company and the holding company of several companies in BVI and Malaysia);

(ii)
The 100% share equity in Asia Payment Systems (Hong Kong) Ltd., Asia Payment Systems (China) Co. Ltd., Interpay International Group Ltd., and Cardtrend Systems Sdn. Bhd., Global Uplink Inc., and Cardtrend Inc., all of which are wholly owned subsidiaries of the Company, be transferred from the Company to Payment Business Solutions Sdn. Bhd. with immediate effect; and

(iii)
The business segments of the Company be re-organized as (1) E-commerce and M-Commerce Group (“EMCG”) under Gaeawave Sdn. Bhd. and (2) Payment and Loyalty Group under Payment Business Solutions Sdn. Bhd., with effect from the date of the Closing of the Share Exchange Agreement for the acquisition of 100% equity of Gaeawave Sd. Bhd.

On September 24, 2009, the directors of the Company approved the spin-off of Payment Business Solutions Sdn. Bhd. (“PBS”) as an independent company in Malaysia. Mezabay will distribute 100% of the PBS shares to Mezabay’s shareholders. Mezabay's shareholders will receive, on a pro rata basis, one (1) share of PBS common stock of par value of Malaysia Ten Sen (RM0.10) per share (equivalent to approximately US$0.028 per share) for every eighty (80) shares of Mezabay’s Common Stock and one point two five (1.25) shares of PBS common stock of par value of Malaysia Ten Sen (RM0.10) for every one (1) share of Mezabay’s Series D Preferred Stock, held on September 30, 2009 (“Record Date”), and with one share of PBS’s common stock for any fractional share of PBS’s common stock that any shareholder may be entitled to for the distribution. The distribution of the certificates for PBS shares is expected to be completed on or about November 30, 2009, subject to the approvals of the relevant regulatory authorities in Malaysia. There will be about 974.36 million shares of common stock and 10 million shares of Series D Preferred Stock issued and outstanding as at the Record Date, and hence about 24.68 million shares of PBS will be distributed.

The rationales for the spin-off of PBS are based on the belief that by enabling it to operate as an independent company will permit PBS to (i) concentrate its management efforts to take better advantage of the market opportunities in payment cards and loyalty cards related services in Asia, and (ii) to tap new equity in Asia for the expansion of its businesses in Asia and (iii) to give better returns to Mezabay’s shareholders who will become shareholders of PBS after the distribution.

PBS, after the spin-off, will become an independent public limited company (not listed in any stock exchange). After the spin-off, Mezabay will have no ownership stake in PBS and will continue to operate the E-commerce and M-Commerce Group (“EMCG”) under its wholly owned subsidiary in Malaysia, Gaeawave Sdn. Bhd. PBS, on the other hand, will continue to operate its payment and loyalty businesses through its various subsidiaries under a management team independent of the Company.

ITEM 3.02      UNREGISTERED SALES OF EQUITY SECURITIES

(a)        Issuance of Preferred Shares to Two Individuals for the Acquisition of Gaeawave Sdn. Bhd.

On September 11, 2009, the Company, Gaeawave Sdn. Bhd., a company incorporated in Malaysia (“Gaeawave”), Tey Yong Qing, and Chai Kok Wai, the shareholders of Gaeawave, entered into a Share Exchange Agreement (the “Agreement”) to exchange100% of their capital stock of Gaeawave for the issuance by the Company of 10,000,000 shares of Series D Convertible Preferred Stock (the “Series D Preferred Stock”) to Tey Yong Qing and Chai Kok Wai (collectively referred to as the “Vendors”) upon the closing of the Agreement (“Closing”).

The shares the Series D Preferred Stock will be convertible into shares of our common stock on a basis of one hundred (100) shares of our common stock for each Series D Preferred Stock based on the following schedule:

(i)	Within seven (7) days from date of Closing, 5,000,000 shares of the Series D Preferred Stock will be convertible into 500,000,000 shares of our common stock; and

(ii)
Upon the effective increase in our authorized number of shares of common stock from 1,500,000,000 to a minimum of 3,000,000,000, the remaining 5,000,000 shares of the Series D preferred Stock will be convertible into 500,000,000 shares of our common stock.

On September 22, 2009 (Eastern Time 9PM), the foregoing transaction was completed.

10,000,000 shares of Series D Preferred Stock have been delivered to the Vendors.

The Vendors have delivered all of the issued and outstanding capital shares of Gaeawave to the Company. As a result of the foregoing, Gaeawave is now a wholly owned subsidiary corporation of the Company.

(b)        Issuance of Common Shares to Ex-employees, Ex-officers and Ex-directors For Settlement of Salaries/Fees and Other Compensations and Loans Subsequent to August 30, 2009

On August 31, 2009, the directors of the Company approved the settlement of salaries owed to 8 ex-employees and a service provider as of August 31, 2009 by the issuance of 35,333,611 shares of the Company’s common stock under Rule 144 restriction at $0.0035 per share, for a total value of $123,667.64.

On September 10, 2009, the directors of the Company approved the issuance to 3 consultants a total of 30,000,000 shares of the Company’s common stock at $0.0021 per share, being the fees for their services for 6 months for a total value of $63,000.

On September 11, 2009, the directors of the Company approved the settlement of salaries and loans owed to 4 officers as at August 31, 2009 by the issuance of 67,244,495 shares of the Company’s common stock at a price of $0.0021 per share, for a total value of $141,213.44.

On September 23, 2009, the directors of the Company negotiated and approved the early termination of the employment contracts of King Kau Ng, Kok Keng Low, Yu Hua Cheng and Chee Leong Wong for their services as Chief Executive Officer, Chief Operating Officer, Chief Officer – Greater China, and Chief Financial officer, respectively, as well as the termination of the service contract with Katherine Yoke-Lin Tung for her service as Secretary & Treasurer. The Company and the respective ex-officers agreed that the Company to settle with restricted shares of the Company’s common stock under Rule 144 at $0.008 per share for the salaries/fees owed to them, cash pay in lieu of vacation leave up to the date of their respective resignations (except for Katherine Yoke-Lin Tung), and the compensation for early termination of their respective employment contracts, totaling $1,116,852.71. A total of 139,606,588 shares of the Company’s common stock under Rule 144 restriction were issued to the said ex-officers.

ITEM 5.01      CHANGES IN CONTROL OF REGISTRANT

Pursuant to Item 2.01 Section (a)(i) above, upon the issuance of 500,000,000 shares of the Company’s common stock within seven (7) days from the Closing date of the Share Exchange Agreement to Tey Yong Qing (“Tey”) and Chai Kok Wai,(“Chai), both being the shareholders of Gaeawave Snd. Bhd., the Malaysian incorporated company acquired by the Company as disclosed in Item 2.01 Section (a) above, Tey and Chai will each own 250,000,000 shares of the Company’s common stock, representing in aggregate about 33.91% of the enlarged capital of the Company of about 1,474,360,108 shares of common stock. In addition, pursuant to Item 2.01 Section (a)(ii) above, as and when the Company issues the remaining 500,000,000 shares of common stock to Tey and Chai, Tey and Chai will have in aggregate 1,005,000,000 shares of the Company’s common stock , representing about 50.90% of the estimated enlarged capital of the Company’s common stock of about 1,974,360,108. Together with the facts as disclosed in Item 5.02 below that (i) Tey has been appointed as a director and an officer of the Company; and (ii) the change of management team, Tey and Chai are deemed the controlling shareholders of the Company with effect from the date of issuance of the first 500,000,000 shares to them.

ITEM 5.02      DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Effective September 22, 2009 (Eastern Time 9PM), the following individuals were appointed as directors of the Company:

(i)
Mr. Shoon Hau Tsin, a Malaysian and a graduate from Wigan & Leigh College of UK in 1999 with a bachelor degree in Electrical and Electronic Engineering, began his career in the security and automation industry and was the General Manager of Business Development and Operations of a mobile payment company in Malaysia. Mr. Shoon resides at 30, Jalan SS 20/18, Damansara Utama, Petaling Jaya, 47400 Selangor, Malaysia.

(ii)
Mr. Tey Yong Qing, a Malaysian and a graduate from Multimedia University of Malaysia in 2007 with a Bachelor Acc (Hons) degree, began his career in the system development, project Management and e-Commerce industry with more than 4 years of proven track records and co-founded Gaeawave Sdn. Bhd. Mr. Tey resides at 110, Taman Perdana, Jalan Bakri, 84000 Muar, Johor, Malaysia.

(iii)
Mr. Fan Foo Min, a Malaysian and a graduate from Informatics College in Malaysia in 1995 with a First Class Diploma in Information Technology, began his career as a system analyst and developing business models and integrated transaction solutions for a travel agency, and pioneering the online business development and transactions system for the travel industry in Malaysia. Mr. Fan resides at 21, Jalan Perdana 2/1, Pandan Perdana, 55300, Kuala Lumpur, Malaysia.

(iv)
Ms. Thum May Yin, a Malaysian and Institute of Certified Management Accountants (“ICMA”) Level Diploma holder, began her career as an administration and accounting manager for a Malaysian company in 1991 and worked for various local and international companies in Malaysia as finance manager. Ms. Thum resides at 59/1, Jalan 35/26, Block E, Rampai Court, Setapak, 53300 Kuala Lumpur, Malaysia.

Effective September 23, 2009 (Eastern Time, 9PM), the following individuals resigned as directors and/or officers of the Company:

(i)	Mr. Jee Sam Choo as director, Member of the Audit Committee and Chairman of the Board of Director;

(ii)	Mr. King K. Ng as director, Member of the Audit Committee, President & Chief Executive Officer;

(iii)	Mr. Kok Keng Low as director, Member of the Audit Committee, Executive Vice President & Chief Operating Officer;

(iv)	Mr. Yu Hua Chen as director and Chief Officer – Greater China;

(v)	Mr. Thomas Chee Leong Wong as Chief Financial Officer; and

(vi)	Ms. Katherine Yoke-Lin Tung as Secretary & Treasurer.

None of the above ex-directors and ex-officers has any disagreement with the Company or with one another and their resignations are to pave ways for the new management team to grow the Company’s businesses in the E-Commerce and M-commerce industry.

Effective September 23 (Eastern Time 9PM), 2009, the following individuals were appointed as officers of the Company:

(i)	Mr. Shoon Hau Tsin as Chief Executive Officer, Secretary & Treasurer;

(ii)	Mr. Tey Yong Qing, as Chief Operating Officer; and

(iii)	Ms. Thum May Yin as Chief Financial Officer

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

GAEAWAVE SDN BHD
(Formerly Intersenz Sdn Bhd)

GAEAWAVE SDN BHD
(Formerly Intersenz Sdn Bhd)
CONDENSED BALANCE SHEETS
AS OF SEPTEMBER 30, 2009 AND DECEMBER 31, 2008
(Currency expressed in United States Dollars (“US$”), except for number of shares)

	September 30, 2009	December 31, 2008
	(Unaudited)	(Audited)
ASSETS
Current assets:
Cash and cash equivalents	$89	$42,750
Prepayments	13,479	-
Deposits and other receivables	1,379	-

Total current assets	14,947	42,750

Non-current assets:
Intangible assets	710,209	-
Plant and equipment, net	28,805	-

TOTAL ASSETS	$753,961	$42,750

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Deferred revenue	18,970	17,679
Accrued liabilities and other payables	41,576	16,425

Total current liabilities	60,546	34,104

Commitments and contingencies

Stockholders’ equity:
Common stock, $0.28 par value; 5,000,000 shares authorized;
2,500,000 shares and 2 shares issued and outstanding as of
September 30, 2009 and December 31, 2008, respectively	699,325	1
Accumulated other comprehensive income	17,021	177
(Accumulated deficit) retained earnings	(22,931)	8,468

Total stockholders’ equity	693,415	8,646

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$753,961	$42,750

See accompanying notes to condensed financial statements.

GAEAWAVE SDN BHD
(Formerly Intersenz Sdn Bhd)
CONDENSED STATEMENT OF OPERATIONS AND COMPREHENSIVE LOSS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2009
(Currency expressed in United States Dollars (“US$”), except for number of shares)
(Unaudited)

Nine months ended
September 30, 2009

Revenues, net	$54,194

Cost of revenue	(32,009)

Gross profit	22,185

Operating expenses:
Depreciation	3,123
Selling, general and administrative	50,461

Total operating expenses	53,584

Loss before income taxes	(31,399)

Income tax expense	-

NET LOSS	$(31,399)

Other comprehensive income:
- Foreign currency translation gain	16,844

COMPREHENSIVE LOSS	$(14,555)

See accompanying notes to condensed financial statements.

GAEAWAVE SDN BHD
(Formerly Intersenz Sdn Bhd)
CONDENSED STATEMENT OF CASH FLOWS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2009
(Currency expressed in United States Dollars (“US$”))
(Unaudited)

Nine months ended
September 30, 2009

Cash flows from operating activities:
Net loss	$(31,399)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	3,123
Changes in operating assets and liabilities:
Prepayments	(13,263)
Deposits and other receivables	(1,233)
Deferred revenue	1,259
Accrued liabilities and other payables	24,537

Net cash used in operating activities	(16,976)

Cash flows from investing activities:
Purchase of plant and equipment	(31,227)
Purchase of intangible assets	(692,946)

Net cash used in investing activities	(724,173)

Cash flows from financing activities:
Proceeds from issuance of share capital	699,521

Net cash provided by financing activities	699,521

Effect of exchange rate changes in cash and cash equivalents	(1,033)

NET CHANGE IN CASH AND CASH EQUIVALENTS	(42,661)

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	42,750

CASH AND CASH EQUIVALENTS, END OF PERIOD	$89

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid for income taxes	$-
Cash paid for interest	$-

See accompanying notes to condensed financial statements.

GAEAWAVE SDN BHD
(Formerly Intersenz Sdn Bhd)
CONDENSED STATEMENTS OF STOCKHOLDERS’ EQUITY
FOR THE PERIOD FROM DECEMBER 1, 2008 (INCEPTION) THROUGH SEPTEMBER 30, 2009
(Currency expressed in United States Dollars (“US$”), except for number of shares)

			Accumulated	(Accumulated
			other	deficit)	Total
	Common Stock		comprehensive	retained	stockholders’
	No. of shares	Amount	income	earnings	equity

Common stock issued at inception,
December 1, 2008	2	$1	$-	$-	$1

Net income for the period	-	-	-	8,468	8,468
Foreign currency translation
adjustment	-	-	177	-	177
Balance as of December
31, 2008	2	1	177	8,468	8,646
Issuance of additional
common stock	2,499,998	699,324	-	-	699,324
Net loss for the period	-	-	-	(31,399)	(31,399)
Foreign currency translation
adjustment	-	-	16,844	-	16,844

Balance as of September
30, 2009 (unaudited)	2,500,000	$699,325	$17,021	$(22,931)	$693,415

See accompanying notes to condensed financial statements.

GAEAWAVE SDN BHD
(Formerly Intersenz Sdn Bhd)
NOTES TO CONDENSED FINANCIAL STATEMENT
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2009
(Currency expressed in United States Dollars (“US$”), except for number of shares)

NOTE 1 – BASIS OF PRESENTATION

The accompanying unaudited condensed financial statements have been prepared by management in accordance with both accounting principles generally accepted in the United States (“GAAP”), and Rule 10-01 of Regulation S-X. Certain information and note disclosures normally included in audited financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to those rules and regulations, although the Company believes that the disclosures made are adequate to make the information not misleading.

In the opinion of management, the balance sheet as of December 31, 2008 which has been derived from the audited financial statements and these unaudited condensed financial statements reflect all normal and recurring adjustments considered necessary to state fairly the results for the periods presented. The results for the period ended September 30, 2009 are not necessarily indicative of the results to be expected for the entire fiscal year ending December 31, 2009 or for any future period.

These unaudited condensed financial statements and notes thereto should be read in conjunction with the audited financial statements of Gaeawave Sdn Bhd. for the period from December 1, 2008 (inception) to December 31, 2008.

NOTE 2 – ORGANIZATION AND BUSINESS BACKGROUND

Gaeawave Sdn Bhd (the “Company”) was registered as a limited liability company under Companies Act, 1965 in Malaysia on November 5, 2008. The shareholders are Mr. Tey Yong Qing (“Tey”) and Mr. Chai Kok Wai (“Chai”) as the founders of the Company.

Pursuant to its Corporate Charter, the authorized capital of the Company is Malaysian Rigget (“MYR”) 100,000 (approximately US$28,360) representing the aggregate number of ordinary share of 100,000 shares with a par value of $0.28 (equivalent to MYR1). At its inception, the Company issued 2 ordinary shares to Tey and Chai, respectively.

On July 31, 2009, the Company has increased its authorized share capital from 100,000 shares to 5,000,000. The Company issued 749,998 and 749,998 ordinary shares at par value to Tey and Chai, respectively.

On September 15, 2009, the Company further issued 500,000 and 500,000 ordinary shares at par value to Tey and Chai, respectively.

The Company is primarily engaged in IT consulting, programming and display advertising services in Malaysia. Its principal place of business is located at 50-2 Jalan 1/76D, Desa Pandan, 55100 Kuala Lumpur, Malaysia.

NOTE 3 – GOING CONCERN UNCERTAINTIES

The Company’s financial statements are presented on a going concern basis, which contemplates the continuity of operations and realization of assets and satisfaction of liabilities and commitments in the normal course of business.

GAEAWAVE SDN BHD
(Formerly Intersenz Sdn Bhd)
NOTES TO CONDENSED FINANCIAL STATEMENT
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2009
(Currency expressed in United States Dollars (“US$”), except for number of shares)

For the period ended September 30, 2009, the Company has incurred a net loss of $31,399 and generated a negative operating cash outflow of $16,976. The continuation of the Company as a going concern through September 30, 2010 is dependent upon the continued financial support from its stockholder. However, there is no assurance that the Company will be successful in securing sufficient funds to sustain the operations.

These factors raise substantial doubt about the Company’s ability to continue as a going concern. These financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets and liabilities that may result in the Company not being able to continue as a going concern.

NOTE 4 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

•	Use of estimates
In preparing these financial statements, management makes estimates and assumptions that affect the reported amounts of assets and liabilities in the balance sheets and revenues and expenses during the periods reported. Actual results may differ from these estimates.

•	Cash and cash equivalents
Cash and cash equivalents are carried at cost and represent cash on hand, demand deposits placed with banks or other financial institutions and all highly liquid investments with an original maturity of three months or less as of the purchase date of such investments.

•	Intangible assets
Intangible assets consist of software applications acquired from a third party at the purchase costs. Such application software is subject to further modification and implementation based on the Company’s website development activity. As such, the Company follows the guidance set forth in ASC Topic 350-40, “Internal-Use Software” (“ASC 350-40”), in accounting for the development of its application service. Additionally, the Company follows the guidance in ASC 350-40 for costs incurred for computer software developed or obtained for internal use. ASC 350-40 requires companies to capitalize qualifying computer software costs, which are incurred during the application development stage. Costs related to preliminary project activities and post-implementation activities are expensed as incurred.

These software applications are further developed for a brand-new type of social network called Jompal, blending social networking and e-commerce to advertisers to deliver advertisement and promotion service to its target audience via mobile phones and other mobile devices.

Since the capitalized software applications are not currently in commercial service, no amortization has been provided for the nine months ended September 30, 2009. These capitalized costs are to be amortized on a straight line basis over the expected useful life of the software, which is 5 years. The management expects to launch its new software products in mid-2010.

The management is awaiting additional information to determine the fair values of the application software and has hired a valuation specialist to value such intangible assets. The valuation specialist, engaged to value such assets has not yet completed her work. In the absence of a final valuation, management has made a preliminary assessment by comparing the purchase price to the estimated undiscounted cash flows used in determining the fair value of the asset. No impairment loss is recognized as a result of these tests.

GAEAWAVE SDN BHD
(Formerly Intersenz Sdn Bhd)
NOTES TO CONDENSED FINANCIAL STATEMENT
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2009
(Currency expressed in United States Dollars (“US$”), except for number of shares)

•	Plant and equipment
Plant and equipment are stated at cost less accumulated depreciation and accumulated impairment losses, if any. Depreciation is calculated on the straight-line basis over the following expected useful lives from the date on which they become fully operational:

Depreciable life
Office equipment	5 years

Expenditure for maintenance and repairs is expensed as incurred. The gain or loss on the disposal of plant and equipment is the difference between the net sales proceeds and the carrying amount of the relevant assets and is recognized in the statement of operations.

Depreciation expense for the three and nine months ended September 30, 2009 was $1,580 and $3,123.

•	Impairment of long-life assets
Long-lived assets primarily include intangible assets and plant and equipment. In accordance with the provisions of ASC Topic 360-10-5, “Impairment or Disposal of Long-Lived Assets”, the Company reviews its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be fully recoverable. If the total of the expected undiscounted future net cash flows is less than the carrying amount of the asset, a loss is recognized for the difference between the fair value and carrying amount of the asset. There has been no impairment as of September 30, 2009.

•	Revenue recognition
In accordance with the ASC Topic 605, “Revenue Recognition”, the Company recognizes revenue when persuasive evidence of an arrangement exists, delivery has occurred, the sales price is fixed or determinable, and collectibility is reasonably assured.

The Company derives its revenue from provision of IT consulting and programming service based upon the customer’s specifications. The service contracts are billed either on a fixed-fee basis or on a time-and-material basis. Generally, the Company recognizes revenue as services are performed and accepted by the customers.

The Company also provides display advertising service on its own webpage in a term of 12 months on a prepaid fixed-rate basis. The Company recognizes its revenues on a straight-line basis over the service period. Payment received from customers for display advertising not yet delivered are recorded as deferred revenues until actual deliveries take place.

•	Cost of revenue
Cost of revenue primarily includes subcontracting fee and agency commission that are directly attributable to the e-trading and services provided.

•	Comprehensive income
ASC Topic 220, “Comprehensive Income”, establishes standards for reporting and display of comprehensive income, its components and accumulated balances. Comprehensive income as defined includes all changes in equity during a period from non-owner sources. Accumulated comprehensive income, as presented in the accompanying statements of stockholders’ equity consists of changes in unrealized gains and losses on foreign currency translation. This comprehensive income is not included in the computation of income tax expense or benefit.

GAEAWAVE SDN BHD
(Formerly Intersenz Sdn Bhd)
NOTES TO CONDENSED FINANCIAL STATEMENT
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2009
(Currency expressed in United States Dollars (“US$”), except for number of shares)

•	Income taxes
The Company adopts ASC Topic 740, “Income Taxes” regarding accounting for uncertainty in income taxes prescribes the recognition threshold and measurement attributes for financial statement recognition and measurement of tax positions taken or expected to be taken on a tax return. In addition, the guidance requires the determination of whether the benefits of tax positions will be more likely than not sustained upon audit based upon the technical merits of the tax position. For tax positions that are determined to be more likely than not sustained upon audit, a company recognizes the largest amount of benefit that is greater than 50% likely of being realized upon ultimate settlement in the financial statements. For tax positions that are not determined to be more likely than not sustained upon audit, a company does not recognize any portion of the benefit in the financial statements. The guidance provides for de-recognition, classification, penalties and interest, accounting in interim periods and disclosure.

For the nine months ended September 30, 2009, the Company did not have any interest and penalties associated with tax positions. As of September 30, 2009, the Company did not have any significant unrecognized uncertain tax positions.

The Company conducts major businesses in Malaysia and is subject to tax in its own jurisdiction. As a result of its business activities, the Company will file separate tax returns that are subject to examination by the foreign tax authority.

•	Foreign currencies translation
Transactions denominated in currencies other than the functional currency are translated into the functional currency at the exchange rates prevailing at the dates of the transaction. Monetary assets and liabilities denominated in currencies other than the functional currency are translated into the functional currency using the applicable exchange rates at the balance sheet dates. The resulting exchange differences are recorded in the statement of operations.

The reporting currency of the Company is the United States dollars ("US$") and the accompanying financial statements have been expressed in US$. In addition, the Company maintains its books and record in a local currency, Malaysian Ringgit ("MYR"), which is functional currency as being the primary currency of the economic environment in which its operation is conducted. In accordance with ASC Topic 830-30, “Translation of Financial Statement”, assets and liabilities of the Company whose functional currency is not US$ are translated into US$, using the exchange rate on the balance sheet date. Revenues and expenses are translated at average rates prevailing during the period. The gains and losses are recorded as a separate component of accumulated other comprehensive income within the statement of stockholders’ equity.

Translation of amounts from the local currency of the Company into US$ has been made at the following exchange rates for the respective periods:

	Three months ended	Nine months ended
	September 30, 2009	September 30, 2009
Period-end MYR : US$1 exchange rate	3.4870	3.4870
Average MYR : US$1 exchange rate	3.5314	3.5739

GAEAWAVE SDN BHD
(Formerly Intersenz Sdn Bhd)
NOTES TO CONDENSED FINANCIAL STATEMENT
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2009
(Currency expressed in United States Dollars (“US$”), except for number of shares)

•	Related parties
Parties, which can be a corporation or individual, are considered to be related if the Company has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making financial and operating decisions. Companies are also considered to be related if they are subject to common control or common significant influence.

•	Segment reporting
ASC Topic 280, “Segment Reporting” establishes standards for reporting information about operating segments on a basis consistent with the Company’s internal organization structure as well as information about geographical areas, business segments and major customers in financial statements. The Company operates in one reportable operating segment in Malaysia.

•	Fair value measurement
ASC Topic 820-10, “Fair Value Measurements and Disclosures” ("ASC 820-10") establishes a new framework for measuring fair value and expands related disclosures. Broadly, ASC 820-10 framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants. ASC 820-10 establishes a three-level valuation hierarchy based upon observable and non-observable inputs. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, defined as inputs other than quoted prices in active markets that are either directly or indirectly observable; and Level 3, defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions.

For financial assets and liabilities, fair value is the price the Company would receive to sell an asset or pay to transfer a liability in an orderly transaction with a market participant at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date.

•	Financial instruments

Cash and cash equivalents, prepayments, deposits and other receivable, accounts payable and accrued liabilities are carried at cost which approximates fair value. Any changes in fair value of assets or liabilities carried at fair value are recognized in other comprehensive income for each period.

•	Recent accounting pronouncements

The Company has reviewed all recently issued, but not yet effective, accounting pronouncements and does not believe the future adoption of any such pronouncements may be expected to cause a material impact on its financial condition or the results of its operations.

In October 2009, the FASB issued Accounting Standards Update (“ASU”) No. 2009-13, “Revenue Recognition (Topic 605): Multiple-Deliverable Revenue Arrangements (a consensus of the FASB Emerging Issues Task Force)” which amends ASC 605-25, “Revenue Recognition: Multiple-Element Arrangements.” ASU No. 2009-13 addresses how to determine whether an arrangement involving multiple deliverables contains more than one unit of accounting and how to allocate consideration to each unit of accounting in the arrangement. This ASU replaces all references to fair value as the measurement criteria with the term selling price and establishes a hierarchy for determining the selling price of a deliverable. ASU No. 2009-13 also eliminates the

GAEAWAVE SDN BHD
(Formerly Intersenz Sdn Bhd)
NOTES TO CONDENSED FINANCIAL STATEMENT
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2009
(Currency expressed in United States Dollars (“US$”), except for number of shares)

use of the residual value method for determining the allocation of arrangement consideration. Additionally, ASU No. 2009-13 requires expanded disclosures. This ASU will become effective for us for revenue arrangements entered into or materially modified on or after April 1, 2011. Earlier application is permitted with required transition disclosures based on the period of adoption. The Company is currently evaluating the application date and the impact of this standard on its financial statements.

In September 2009, the FASB issued certain amendments as codified in ASC 605-25, “Revenue Recognition; Multiple-Element Arrangements.” These amendments provide clarification on whether multiple deliverables exist, how the arrangement should be separated, and the consideration allocated. An entity is required to allocate revenue in an arrangement using estimated selling prices of deliverables in the absence of vendor-specific objective evidence or third-party evidence of selling price. These amendments also eliminate the use of the residual method and require an entity to allocate revenue using the relative selling price method. The amendments significantly expand the disclosure requirements for multiple-deliverable revenue arrangements. These provisions are to be applied on a prospective basis for revenue arrangements entered into or materially modified in fiscal years beginning on or after June 15, 2010, with earlier application permitted. The Company is currently evaluating the impact of these amendments to its consolidated financial statements.

In November 2009, the FASB issued ASU 2009-16, “Transfers and Servicing (Topic 860) – Accounting for Transfers of Financial Assets,” which formally codifies FASB Statement No. 166, “Accounting for Transfers of Financial Assets.” ASU 2009-16 is a revision to SFAS No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities,” and requires more information about transfers of financial assets, including securitization transactions, and where entities have continuing exposure to the risks related to transfer of financial assets. It eliminates the concept of a “qualifying special-purpose entity,” changes the requirements for derecognizing financial assets, and requires additional disclosures. The provisions are effective January 1, 2010, for a calendar year-end entity, with early application not being permitted. Adoption of these provisions is not expected to have a material impact on the Company’s consolidated financial statements.

In January 2010, the FASB issued an amendment to the fair value measurement and disclosure standard improving disclosures about fair value measurements. This amended guidance requires separate disclosure of significant transfers in and out of Levels 1 and 2 and the reasons for the transfers. The amended guidance also requires that in the Level 3 reconciliation, the information about purchases, sales, issuances and settlements be disclosed separately on a gross basis rather than as one net number. The guidance for the Level 1 and 2 disclosures was adopted on January 1, 2010, and did not have an impact on the consolidated financial position, results of operations or cash flows. The guidance for the activity in Level 3 disclosures is effective January 1, 2011, and will not have an impact on the consolidated financial position, results of operations or cash flows as the amended guidance provides only disclosure requirements.

In February 2010, the FASB issued amended guidance on subsequent events. Under this amended guidance, SEC filers are no longer required to disclose the date through which subsequent events have been evaluated in originally issued and revised financial statements. This guidance was effective immediately and the adoption of these sections did not have a material impact on the Company’s financial statements.

NOTE 5 – STOCKHOLDERS’ EQUITY

At the date of inception on December 1, 2008, the Company’s authorized capital consisted of 100,000 shares of capital stock, at par value of $0.28 (equivalent to MYR1) with 2 ordinary shares issued and outstanding.

On July 31, 2009, the Company increased the number of its authorized capital from 100,000 to 5,000,000. The Company issued 749,999 and 749,999 ordinary shares at par value to Tey and Chai, respectively with a cash consideration of $419,594.

GAEAWAVE SDN BHD
(Formerly Intersenz Sdn Bhd)
NOTES TO CONDENSED FINANCIAL STATEMENT
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2009
(Currency expressed in United States Dollars (“US$”), except for number of shares)

On September 15, 2009, the Company further issued 500,000 and 500,000 ordinary shares at par value to Tey and Chai, respectively, with an aggregate cash consideration of $279,730.

As of September 30, 2009, the number of authorized shares and outstanding shares of the Company’s common stock was 5,000,000 shares and 2,500,000 shares, respectively.

NOTE 6 – INCOME TAXES

The Company is subject to the Malaysia Corporate Tax Laws at the statutory rate of 26% on the assessable income for the periods presented.

For the nine months ended September 30, 2009, the Company generated operating loss of $31,399 from its operation and no provision for income tax is recorded accordingly.

No provision for deferred tax assets or liabilities has been made, since the Company had no material temporary differences between the tax basis of assets and liabilities and their carrying amounts.

NOTE 7 – RELATED PARTY TRANSACTION

The Company currently does not have any formal rent agreements on office premises. The related company, which is controlled by Mr. Tey Yong Qing, a stockholder and director of the Company, maintained the office space for the Company. The Company did not incur rent expense for the nine months ended September 30, 2009. The imputed rent amount is insignificant.

NOTE 8 – CONCENTRATIONS OF RISK

The Company is exposed to the following concentrations of risk:

(a)         Major customers

For the nine months ended September 30, 2009, the customers who account for 10% or more of the Company’s revenues and its outstanding balance at period-end date, are presented as follows:

	Nine months ended September 30, 2009		September 30, 2009
	Revenues	Percentage of revenues	Trade accounts receivable
Customer A	$27,141	49%	$-
Customer B	13,151	24%	-
Customer C	12,263	22%	-

Total:	$52,555	95%	$-

(b)         Major vendor

For the nine months ended September 30, 2009, there are no vendors who account for 10% or more of the Company’s purchases.

GAEAWAVE SDN BHD
(Formerly Intersenz Sdn Bhd)
NOTES TO CONDENSED FINANCIAL STATEMENT
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2009
(Currency expressed in United States Dollars (“US$”), except for number of shares)

(c)         Credit risk

No financial instruments that potentially subject the Company to significant concentrations of credit risk. Concentrations of credit risk are limited due to the Company’s large number of transactions are on the cash basis.

(d)         Exchange rate risk

The reporting currency of the Company is US$, to date the majority of the revenues and costs are denominated in MYR and a significant portion of the assets and liabilities are denominated in MYR. As a result, the Company is exposed to foreign exchange risk as its revenues and results of operations may be affected by fluctuations in the exchange rate between US$ and MYR. If MYR depreciates against US$, the value of MYR revenues and assets as expressed in US$ financial statements will decline. The Company does not hold any derivative or other financial instruments that expose to substantial market risk.

(e)         Economic and political risks

Substantially all of the Company’s services are conducted in Malaysia and Asian region. The Company’s operations are subject to various political, economic, and other risks and uncertainties inherent in Malaysia. Among other risks, the Company’s operations are subject to the risks of restrictions on transfer of funds; export duties, quotas, and embargoes; domestic and international customs and tariffs; changing taxation policies; foreign exchange restrictions; and political conditions and governmental regulations in Malaysia.

NOTE 9 – SIGNIFICANT EVENTS

On September 11, 2009, the Company entered into a Share Exchange Agreement (the "Agreement") with Mezabay International, Inc. (formerly Cardtrend International, Inc.), a company organized under the laws of the State of Nevada and is a reporting issuer in the United States and has its shares listed on the NASD Over-the-Counter Bulletin Board under the symbol “MZBY” among the stockholders of the Company and MZBY. Pursuant to the Agreements, the stockholders of the Company transferred 100% of capital stock in the Company to MZBY in exchange for 10,000,000 shares of the Company’s Series D Preferred Stock (the "Series D Preferred Stock"), thus causing the Company to become a subsidiary of MZBY. The closing of the Agreement is subject to the fulfillment of certain conditions, including, but not limited to the receipt of all requisite consents, waivers and approvals by the Company and MZBY.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of
Gaeawave Sdn Bhd
(Formerly Intersenz Sdn Bhd)

We have audited the accompanying balance sheet of Gaeawave Sdn Bhd as of December 31, 2008 and the related statement of operations and comprehensive income, cash flows and stockholders’ equity for the period from December 1, 2008 (inception) to December 31, 2008. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform an audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform an audit of the Company’s internal control over financial reporting. Our audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2008 and the results of operations and cash flows for the period from December 1, 2008 (inception)  to December 31, 2008 in conformity with accounting principles generally accepted in the United States of America.

/s/ZYCPA Company Limited
ZYCPA Company Limited
Certified Public Accountants

Hong Kong, China
December 23, 2009

9 FLOOR CHINACHEM HOLLYWOOD CENTRE, 1-13 HOLLYWOOD ROAD, CENTRAL, HONG KONG
Phone: (852) 2573 2296    Fax: (852) 2384 2022

GAEAWAVE SDN BHD
(Formerly Intersenz Sdn Bhd)
BALANCE SHEET
AS OF DECEMBER 31, 2008
(Currency expressed in United States Dollars (“US$”), except for number of shares)

December 31, 2008
ASSETS
Current assets:
Cash and cash equivalents	$42,750

Total current assets	42,750

TOTAL ASSETS	$42,750

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Deferred revenue	$17,679
Accrued liabilities and other payables	16,425

Total current liabilities	34,104

Commitments and contingencies

Stockholders’ equity:
Common stock, $0.28 par value; 100,000 shares authorized; 2 shares issued and
outstanding as of December 31, 2008	1
Accumulated other comprehensive income	177
Retained earnings	8,468

Total stockholders’ equity	8,646

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$42,750

See accompanying notes to financial statements.

GAEAWAVE SDN BHD
(Formerly Intersenz Sdn Bhd)
STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME
FOR THE PERIOD FROM DECEMBER 1, 2008 (INCEPTION) TO DECEMBER 31, 2008
(Currency expressed in United States Dollars (“US$”), except for number of shares)

Period from
December 1, 2008
(inception) to
December 31, 2008

Revenues, net	$32,991

Cost of revenue	(22,392)

Gross profit	10,599

Operating expenses:
Selling, general and administrative	(2,131)

Total operating expenses	(2,131)

Income before income taxes	8,468

Income tax expense	-

NET INCOME	$8,468

Other comprehensive income:
- Foreign currency translation gain	177

COMPREHENSIVE INCOME	$8,645

See accompanying notes to financial statements.

GAEAWAVE SDN BHD
(Formerly Intersenz Sdn Bhd)
STATEMENT OF CASH FLOWS
FOR THE PERIOD FROM DECEMBER 1, 2008 (INCEPTION) TO DECEMBER 31, 2008
(Currency expressed in United States Dollars (“US$”))

Period from
December 1, 2008
(inception) to
December 31, 2008
Cash flows from operating activities:
Net income	$8,468
Changes in operating assets and liabilities:
Deferred revenue	17,679
Accrued liabilities and other payables	16,425

Net cash provided by operating activities	42,572

Cash flows from financing activities:
Proceeds from issuance of common stock	1

Net cash provided by financing activities	1

Effect of exchange rate changes in cash and cash equivalents	177

NET CHANGE IN CASH AND CASH EQUIVALENTS	42,750

BEGINNING OF PERIOD	-

END OF PERIOD	$42,750

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid for income taxes	$-
Cash paid for interest	$-

See accompanying notes to financial statements.

GAEAWAVE SDN BHD
(Formerly Intersenz Sdn Bhd)
STATEMENT OF STOCKHOLDERS’ EQUITY
FOR THE PERIOD FROM DECEMBER 1, 2008 (INCEPTION) TO DECEMBER 31, 2008
(Currency expressed in United States Dollars (“US$”), except for number of shares)

			Accumulated
			other		Total
	Common Stock		comprehensive	Retained	stockholders’
	No. of shares	Amount	income	earnings	equity

Common stock issued at inception,
December 1, 2008	2	$1	$-	$-	$1

Net income for the period	-	-	-	8,468	8,468
Foreign currency translation
adjustment	-	-	177	-	177

Balance as of December
31, 2008	2	1	177	8,468	8,646

See accompanying notes to financial statements.

GAEWAVE SDN BHD
(Formerly Intersenz Sdn Bhd)
NOTES TO THE FINANCIAL STATEMENTS
FOR THE PERIOD FROM DECEMBER 1, 2008 (INCEPTION) TO DECEMBER 31, 2008
(Currently expressed in United States Dollars (“US$”), except for number of shares)

1.         ORGANIZATION AND BUSINESS BACKGROUND

Gaeawave Sdn Bhd (the “Company”) was registered as a limited liability company under Companies Act 1965 in Malaysia on November 5, 2008. The shareholders are Mr. Tey Yong Qing (“Tey”) and Mr. Chai Kok Wai (“Chai”) as the founders of the Company.

Pursuant to its Corporate Charter, the authorized capital of the Company is Malaysian Rigget (“MYR”) 100,000 (approximately US$28,360) representing the aggregate number of ordinary share of 100,000 shares with a par value of $0.28 (equivalent to MYR1). At its inception, the Company issued 2 ordinary shares to Tey and Chai, respectively.

The Company is primarily engaged in IT consulting, programming and display advertising services in Malaysia. Its principal place of business is located at 50-2 Jalan 1/76D, Desa Pandan, 55100 Kuala Lumpur, Malaysia.

2.         SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

•	Basis of presentation
These accompanying financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”).

•	Use of estimates
In preparing these financial statements, management makes estimates and assumptions that affect the reported amounts of assets and liabilities in the balance sheets and revenues and expenses during the period reported. Actual results may differ from these estimates.

•	Cash and cash equivalents
Cash and cash equivalents are carried at cost and represent cash on hand, demand deposits placed with banks or other financial institutions and all highly liquid investments with an original maturity of three months or less as of the purchase date of such investments.

•	Revenue recognition
In accordance with the ASC Topic 605, “Revenue Recognition”, the Company recognizes revenue when persuasive evidence of an arrangement exists, delivery has occurred, the sales price is fixed or determinable, and collectibility is reasonably assured.

The Company derives its revenue from provision of IT consulting and programming service based upon the customer’s specifications. The service contracts are billed either on a fixed-fee basis or on a time-and-material basis. Generally, the Company recognizes revenue as services are performed and accepted by the customers.

The Company also provides display advertising service on its own webpage in a term of 12 months on a prepaid fixed-rate basis. The Company recognizes its revenues on a straight-line basis over the service period. Payment received from customers for display advertising not yet delivered are recorded as deferred revenues until actual deliveries take place.

•	Cost of revenue
Cost of revenue primarily includes subcontracting fee and agency commission that are directly attributable to the rendering of services.

GAEWAVE SDN BHD
(Formerly Intersenz Sdn Bhd)
NOTES TO THE FINANCIAL STATEMENTS
FOR THE PERIOD FROM DECEMBER 1, 2008 (INCEPTION) TO DECEMBER 31, 2008
(Currently expressed in United States Dollars (“US$”), except for number of shares)

•	Advertising expense
Advertising costs are expensed as incurred under ASC Subtopic 720-35 “Advertising Costs”. The Company incurred no such cost during the period from December 1, 2008 (Inception) to December 31, 2008.

•	Comprehensive income
ASC Topic 220, “Comprehensive Income” establishes standards for reporting and display of comprehensive income, its components and accumulated balances. Comprehensive income as defined includes all changes in equity during a period from non-owner sources. Accumulated comprehensive income, as presented in the accompanying statements of stockholders’ equity consists of changes in unrealized gains and losses on foreign currency translation. This comprehensive income is not included in the computation of income tax expense or benefit.

•	Income taxes
The Company adopts the ASC Topic 740, “Income Taxes” regarding accounting for uncertainty in income taxes prescribes the recognition threshold and measurement attributes for financial statement recognition and measurement of tax positions taken or expected to be taken on a tax return. In addition, the guidance requires the determination of whether the benefits of tax positions will be more likely than not sustained upon audit based upon the technical merits of the tax position. For tax positions that are determined to be more likely than not sustained upon audit, a company recognizes the largest amount of benefit that is greater than 50% likely of being realized upon ultimate settlement in the financial statements. For tax positions that are not determined to be more likely than not sustained upon audit, a company does not recognize any portion of the benefit in the financial statements. The guidance provides for de-recognition, classification, penalties and interest, accounting in interim periods and disclosure.

For the period ended December 31 2008, the Company did not have any interest and penalties associated with tax positions. As of December 31, 2008, the Company did not have any significant unrecognized uncertain tax positions.

The Company conducts major businesses in Malaysia and is subject to tax in its own jurisdiction. As a result of its business activities, the Company will file separate tax returns that are subject to examination by the foreign tax authority.

•	Foreign currencies translation
Transactions denominated in currencies other than the functional currency are translated into the functional currency at the exchange rates prevailing at the dates of the transaction. Monetary assets and liabilities denominated in currencies other than the functional currency are translated into the functional currency using the applicable exchange rates at the balance sheet date. The resulting exchange differences are recorded in the statement of operations.

The reporting currency of the Company is the United States dollars (“US$”) and the accompanying financial statements have been expressed in US$. In addition, the Company maintains its books and record in a local currency, Malaysian Ringgit (“MYR”), which is functional currency as being the primary currency of the economic environment in which its operation is conducted. In accordance with ASC Topic 830-30, “Translation of Financial Statement”, assets and liabilities of the Company whose functional currency is not US$ are translated into US$, using the exchange rate on the balance sheet date. Revenues and expenses are translated at average rates prevailing during the period. The gains and losses are recorded as a separate component of accumulated other comprehensive income within the statement of stockholders’ equity.

GAEWAVE SDN BHD
(Formerly Intersenz Sdn Bhd)
NOTES TO THE FINANCIAL STATEMENTS
FOR THE PERIOD FROM DECEMBER 1, 2008 (INCEPTION) TO DECEMBER 31, 2008
(Currently expressed in United States Dollars (“US$”), except for number of shares)

Translation of amounts from the local currency of the Company into US$ has been made at the following exchange rates for the respective periods:

December 31, 2008
Period end MYR : US$1 exchange rate	3.4872
Average monthly MYR : US$1 exchange rate	3.5601

•	Retirement plan costs
Contributions to retirement schemes (which are defined contribution plans) are charged to general and administrative expenses in the statements of operation and comprehensive income as and when the related employee service is provided.

•	Related parties
Parties, which can be a corporation or individual, are considered to be related if the Company has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making financial and operating decisions. Companies are also considered to be related if they are subject to common control or common significant influence.

•	Segment reporting
ASC Topic 280, “Segment Reporting” establishes standards for reporting information about operating segments on a basis consistent with the Company’s internal organization structure as well as information about geographical areas, business segments and major customers in financial statements. The Company operates in one reportable operating segment in Malaysia.

•	Fair value measurement
ASC Topic 820-10, “Fair Value Measurements and Disclosures” (“ASC 820-10”) establishes a new framework for measuring fair value and expands related disclosures. Broadly, ASC 820-10 framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants. ASC 820-10 establishes a three-level valuation hierarchy based upon observable and non-observable inputs. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, defined as inputs other than quoted prices in active markets that are either directly or indirectly observable; and Level 3, defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions.

For financial assets and liabilities, fair value is the price the Company would receive to sell an asset or pay to transfer a liability in an orderly transaction with a market participant at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date.

•	Financial instruments
Cash and cash equivalents, prepayments, deposits and other receivable, accounts payable and accrued liabilities are carried at cost which approximates fair value. Any changes in fair value of assets or liabilities carried at fair value are recognized in other comprehensive income for each period.

GAEWAVE SDN BHD
(Formerly Intersenz Sdn Bhd)
NOTES TO THE FINANCIAL STATEMENTS
FOR THE PERIOD FROM DECEMBER 1, 2008 (INCEPTION) TO DECEMBER 31, 2008
(Currently expressed in United States Dollars (“US$”), except for number of shares)

•	Recent accounting pronouncements
The Company has reviewed all recently issued, but not yet effective, accounting pronouncements and does not believe the future adoption of any such pronouncements may be expected to cause a material impact on its financial condition or the results of its operations.

In September 2009, Accounting Standards Codification (“ASC”) became the source of authoritative U.S. GAAP recognized by the Financial Accounting Standards Board (“FASB”) for nongovernmental entities, except for certain FASB Statements not yet incorporated into ASC. Rules and interpretive releases of the SEC under federal securities laws are also sources of authoritative U.S. GAAP for registrants. The discussion below includes the applicable ASC reference.

The Company adopted ASC Topic 810-10, “Consolidation” (formerly SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements – an amendment of ARB No. 51”) effective January 2, 2009. ASC Topic 810-10 changes the manner of presentation and related disclosures for the noncontrolling interest in a subsidiary (formerly referred to as a minority interest) and for the deconsolidation of a subsidiary. The adoption of these sections did not have a material impact on the Company’s financial statements.

ASC Topic 815-10, “Derivatives and Hedging” (formerly SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities”) was adopted by the Company effective January 2, 2009. The guidance under ASC Topic 815-10 changes the manner of presentation and related disclosures of the fair values of derivative instruments and their gains and losses.

In April 2009, the FASB issued an update to ASC Topic 820-10, “Fair Value Measurements and Disclosures” (“ASC 820-10”) (formerly FASB Staff Position No. SFAS 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly”). The standard provides additional guidance on estimating fair value in accordance with ASC 820-10 when the volume and level of transaction activity for an asset or liability have significantly decreased in relation to normal market activity for the asset or liability have significantly decreased and includes guidance on identifying circumstances that indicate if a transaction is not orderly. The Company adopted this pronouncement effective April 1, 2009 with no impact on its financial statements.

In April 2009, the FASB issued FSP SFAS No. 107-1, “Disclosures about Fair Value of Financial Instruments” (“ASC 825-10”). ASC 825-10 requires fair value of financial instruments disclosure for interim reporting periods of publicly traded companies as well as in annual financial statements. ASC 825-10 is effective for interim periods ending after June 15, 2009 and was adopted by the Company in the second quarter of 2009. There was no material impact to the Company’s financial statements as a result of the adoption of ASC 825-10.

In April 2009, the FASB issued FSP APB No. 28-1, “Interim Financial Reporting” (“ASC 825-10”). ASC 825-10 requires the fair value of financial instruments disclosure in summarized financial information at interim reporting periods. ASC 825-10 is effective for interim periods ending after June 15, 2009 and was adopted by the Company in the second quarter of 2009. There was no material impact to the Company’s financial statements as a result of the adoption of ASC 825-10.

The Company adopted, ASC Topic 855-10, “Subsequent Events” (formerly SFAS 165, “Subsequent Events”) effective April 1, 2009. This pronouncement changes the general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued.

GAEWAVE SDN BHD
(Formerly Intersenz Sdn Bhd)
NOTES TO THE FINANCIAL STATEMENTS
FOR THE PERIOD FROM DECEMBER 1, 2008 (INCEPTION) TO DECEMBER 31, 2008
(Currently expressed in United States Dollars (“US$”), except for number of shares)

In June 2009, the FASB finalized SFAS No. 167, “Amending FASB interpretation No. 46(R)”, which was included in ASC Topic 810-10-05 “Variable Interest Entities”. The provisions of ASC Topic 810-10-05 amend the definition of the primary beneficiary of a variable interest entity and will require the Company to make an assessment each reporting period of its variable interests. The provisions of this pronouncement are effective January 1, 2010. The Company is evaluating the impact of the statement on its financial statements.

In July 2009, the FASB issued SFAS No. 168, “The Hierarchy of Generally Accepted Accounting Principles”. SFAS 168 codified all previously issued accounting pronouncements, eliminating the prior hierarchy of accounting literature, in a single source for authoritative U.S. GAAP recognized by the FASB to be applied by nongovernmental entities. SFAS 168, now ASC Topic 105-10 “Generally Accepted Accounting Principles”, is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The adoption of this pronouncement did not have an effect on the Company’s financial statements.

In August 2009, the FASB issued an update of ASC Topic 820, “Measuring Liabilities at Fair Value “. The new guidance provides clarification that in circumstances in which a quoted price in an active market for the identical liability is not available, a reporting entity is required to measure fair value using prescribed techniques. The Company adopted the new guidance in the third quarter of 2009 and it did not materially affect the Company’s financial position and results of operations.

3.         ACCRUED LIABILITIES AND OTHER PAYABLES

Accrued liabilities and other payables are comprised of the following:
Accrued expenses	$734
Commission payable	15,691
$16,425

4.         STOCKHOLDERS’ EQUITY

At the date of inception on December 1, 2008, the Company’s authorized capital consisted of 100,000 shares of capital stock, at par value of $0.28 (equivalent to MYR1) with 2 ordinary shares issued and outstanding.

As of December 31, 2008, the number of authorized shares and outstanding shares of the Company’s common stock was 100,000 shares and 2 shares, respectively.

5.         INCOME TAXES

The Company is subject to the Malaysia Corporate Tax Laws at the statutory rate of 26% on the assessable income for the period presented.

For the period from December 1, 2008 (inception) to December 31, 2008, the Company generated an operating income from its operation of $8,468 for the period presented. A reconciliation of income before income taxes to the effective tax rate as follows:

GAEWAVE SDN BHD
(Formerly Intersenz Sdn Bhd)
NOTES TO THE FINANCIAL STATEMENTS
FOR THE PERIOD FROM DECEMBER 1, 2008 (INCEPTION) TO DECEMBER 31, 2008
(Currently expressed in United States Dollars (“US$”), except for number of shares)

Period from
December 1, 2008
(inception) to
December 31, 2008

Income before income taxes	$8,468
Statutory income tax rate	26%
Income tax expense at statutory tax rate	2,202
Effect of tax allowance	(2,202)
Income tax expense	$-

No provision for deferred tax assets or liabilities has been made, since the Company had no material temporary differences between the tax bases of assets and liabilities and their carrying amounts.

6.         RELATED PARTY TRANSACTIONS

The Company currently does not have any formal rent agreements on office premises. The related company which is controlled by Mr. Tey Yong Qing, a stockholder and director of the Company maintained the office space for the Company. The Company did not incur rent expense for the period from December 1, 2008 (inception) to December 31, 2008. The imputed rent amount is insignificant.

7.         PENSION PLAN

The Company is required to make contribution to the Employees Provident Fund (“EPF”) under a defined contribution pension scheme for all of its eligible employees aged 18 to 55 with a term of service in the employment in Malaysia. The Company is required to contribute a specified percentage of the participants’ relevant income based on their ages and wages level. The participants are entitled to 100% of the Company’s contributions together with accrued returns irrespective of their length of service with the Company.

For the period from December 1, 2008 (inception) to December 31, 2008, the Company has made no contribution because the Company has no eligible employees for EPF.

8.         CONCENTRATIONS OF RISK

The Company is exposed to the following concentrations of risk:

(a)         Major customers

For the period from December 1, 2008 (inception) to December 31, 2008, the customers who account for 10% or more of the Company’s revenues are presented as follows:

	Period ended December 31, 2008		December 31, 2008
	Revenues	Percentage of revenues	Trade accounts receivable
Customer A	$11,826	36%	$-
Customer B	11,135	34%	-
Customer C	8,927	27%	-
Total:	$31,888	97%	$-

GAEWAVE SDN BHD
(Formerly Intersenz Sdn Bhd)
NOTES TO THE FINANCIAL STATEMENTS
FOR THE PERIOD FROM DECEMBER 1, 2008 (INCEPTION) TO DECEMBER 31, 2008
(Currently expressed in United States Dollars (“US$”), except for number of shares)

(b)         Major vendor

For the period from December 1, 2008 (inception) to December 31, 2008, there are no vendors who account for 10% or more of the Company’s purchases.

(c)         Credit risk

No financial instruments that potentially subject the Company to significant concentrations of credit risk. Concentrations of credit risk are limited due to the Company’s large number of transactions are on the cash basis.

(d)         Exchange rate risk

The reporting currency of the Company is US$, to date the majority of the revenues and costs are denominated in MYR and a significant portion of the assets and liabilities are denominated in MYR. As a result, the Company is exposed to foreign exchange risk as its revenues and results of operations may be affected by fluctuations in the exchange rate between US$ and MYR. If MYR depreciates against US$, the value of MYR revenues and assets as expressed in US$ financial statements will decline. The Company does not hold any derivative or other financial instruments that expose to substantial market risk.

(e)         Economic and political risks

Substantially all of the Company’s services are conducted in Malaysia and Asian region. The Company’s operations are subject to various political, economic, and other risks and uncertainties inherent in Malaysia. Among other risks, the Company’s operations are subject to the risks of restrictions on transfer of funds; export duties, quotas, and embargoes; domestic and international customs and tariffs; changing taxation policies; foreign exchange restrictions; and political conditions and governmental regulations in Malaysia.

9.         SUBSEQUENT EVENTS

On July 31, 2009, the Company has increased its authorized share capital from 100,000 shares to 5,000,000 shares. The Company issued 749,999 and 749,999 ordinary shares at par value to Tey and Chai, respectively.

On September 9, 2009, the Company has changed its name from Intersenz Sdn Bhd to Gaeawave Sdn Bhd.

On September 15, 2009, the Company further issued 500,000 and 500,000 ordinary shares at par value to Tey and Chai, respectively.

On September 11, 2009, the Company entered into a Share Exchange Agreement (the “Agreement”) with Mezabay International, Inc. (formerly Cardtrend International, Inc.), a company organized under the laws of the State of Nevada and is a reporting issuer in the United States and has its shares listed on the NASD Over-the-Counter Bulletin Board under the symbol “MZBY” among the stockholders of the Company and MZBY. Pursuant to the Agreements, the stockholders of the Company transferred 100% of capital stock in the Company to MZBY in exchange for 10,000,000 shares of MZBY’s Series D Preferred Stock (the “Series D Preferred Stock”), thus causing the Company to become a subsidiary of MZBY. The closing of the Agreement is subject to the fulfillment of certain conditions, including, but not limited to the receipt of all requisite consents, waivers and approvals by the Company and MZBY. This share exchange transaction is determined as reverse acquisition and it should be accounted for such transaction as a recapitalization of MZBY. The planned closing date is expected to be 71 days after the filing of Form 8-K.

GAEWAVE SDN BHD
(Formerly Intersenz Sdn Bhd)
NOTES TO THE FINANCIAL STATEMENTS
FOR THE PERIOD FROM DECEMBER 1, 2008 (INCEPTION) TO DECEMBER 31, 2008
(Currently expressed in United States Dollars (“US$”), except for number of shares)

MZBY is principally engaged in the provision of e-commence related service.

The terms of all the shares of the Series D Preferred Stock of MZBY (“Preferred Shares”) are:

(i)	the Preferred Shares shall have no preference ranking ahead of shares of MZBY’s common stock at dissolution or any distribution of assets;

(ii)	the Preferred Shares shall have no voting rights at all general or special meetings of MZBY or via shareholder resolutions;

(iii)
each of the Preferred Shares shall be entitled to any interest or stock dividend or cash dividend, including any shares for any spin-off (“Dividend”) that may be distributed by MZBY, at the rate of One Hundred (100) times the Dividend declared for each share of MZBY’s common stock;

(iv)
subject to the terms stipulated in (v), (vi), (vii) and (viii) below, the holders of the Preferred Shares (“Holders”) shall have the right to convert the Preferred Shares into shares of MZBY’s common stock at the rate of one (1) Preferred Share converting into One Hundred (100) shares of MZBY’s Common Stock;

(v)
within seven (7) days from the issuance date of the 10,000,000 Preferred Shares, each of the Holders will be entitled to, and shall, surrender to MZBY Fifty percent (50%) of the Preferred Shares issued to him/her pursuant to the Agreement, aggregating to Five Million (5,000,000) Preferred Shares from all the Holders, for conversion into shares of MZBY’s common stock, at the rate of One Hundred (100) shares of MZBY’s common stock to be issued for each Preferred Share surrendered;

(vi)
within five (5) business days from the date MZBY has effectively amended its Article of Incorporation for the increase in its authorized number of shares of MZBY’s Common Stock to minimum of three billion (3,000,000,000) shares, each of the Holders will be entitled to, and shall, surrender to MZBY Fifty percent (50%) of the Preferred Shares issued to him/her pursuant to this Agreement, aggregating to Five Million (5,000,000) shares of the Preferred Shares from all the Holders, for conversion into shares of MZBY’s common stock, at the rate of One Hundred (100) shares of MZBY’s common stock to be issued for each Preferred Share;

(vii)
within ten (10) business days from the respective dates of surrender of the Holder’s Preferred Shares, MZBY will issue a new certificate or certificates for the requisite number of shares of MZBY’s common stock to the said Holder; and

(viii)
the shares of MZBY’s common stock so issued to the Holder pursuant to the conversion of the Preferred Shares surrendered by him/her will be issued under Regulation S and will bear the restriction legend in accordance to Regulation S.

ITEM 9.02      FINANCIAL STATEMENTS AND EXHIBITS

The following unaudited pro forma condensed combined statement of operations of Gaeawave Sdn. Bdh. (“Gaeawave” or the “Company”) gives effect to the merger of Gaeawave and Mezabay International Inc. (“MZBY”) as if such transaction occurred at the beginning of the periods presented.  The unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2009 is derived from the unaudited financial statements of Gaeawave and MZBY.

The unaudited pro forma condensed combined balance sheet as of September 30, 2009 gives effect to the Merger of Gaeawave and MZBY as if such transaction occurred on September 30, 2009. The unaudited pro forma condensed combined balance sheet is derived from the historical balance sheets of Gaeawave and MZBY as of September 30, 2009.

The unaudited pro forma condensed combined financial data do not reflect the effects of any anticipated changes to be made by Gaeawave in its operations from the historical operations and are presented for informational purposes only and should not be construed to be indicating (i) the results of operations or the financial position of Gaeawave that actually would have occurred had the proposed merger been consummated as of the dates indicated or (ii) the results of operation or the financial position of Gaeawave in the future.

The following pro forma condensed combined financial data and notes are qualified in their entirety by reference to, and should be read in conjunction with the condensed consolidated financial statements and notes thereto of Gaeawave for the nine months ended September 30, 2009 and other historical information included elsewhere in this filing.

(a)	MEZABAY INTERNATIONAL INCORPORATED
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
AS OF SEPTEMBER 30, 2009
(Currency expressed in United States Dollars (“US$”))

			Proforma		Proforma
			Adjustment (1)		Adjustment (2)
					Issuance of
				Recapitalization	500,000,000
				and satisfaction	common shares
	Mezabay			of liabilities	and 5,000,000
	International Inc.		Disposal	adjustment	preferred shares	Pro forma
	(consolidated)	Gaeawave	adjustment	2a	2b and 2c	Combined
ASSETS

Cash & cash equivalents	$20,252	$89	$(17,626)	(2,626)	$-	$89
Account receivable, net	282,272	-	(282,272)	-	-	-
Inventories	2,093	-	(2,093)	-	-	-
Other receivables and prepayments	69,686	14,858	(69,686)	-	-	14,858
Total current assets	374,303	14,947	(371,677)	(2,626)	-	14,947
Plant and equipment, net	295,191	28,805	(295,191)	-	-	28,805
Intellectual property, net	-	710,209	-	-	-	710,209
Other assets and deposits	-	-	-	-	-	-
TOTAL ASSETS	669,494	753,961	(666,868)	(2,626)	-	753,961

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current liabilities:	$
Account payable	60,725	-	(60,725)	-	-	-
Deferred revenue	1,663	18,970	(1,663)	-	-	18,970
Accrued liabilities and other payables	552,572	41,576	(368,136)	(2,626)	-	223,386
Due to related parties	249,275	-	(249,275)	-	-	-
Loan payable	101,466	-	(1,466)	-	-	100,000
Total current liabilities	965,701	60,546	(681,265)	(2,626)	-	342,356

Stockholders’ equity (deficit):
Preferred stock	-	-	-	-	5,000	5,000
Common stock	978,815	699,325	-	(699,325)	500,000	1,478,815
Additional paid in capital	23,476,229	-	(2,846,837)	(20,049,392)	(505,000)	75,000
Accumulated profit (loss)	(24,765,172)	(22,931)	(2,875,155)	20,748,717		(1,164,231)
Accumulated other comprehensive income	13,921	17,021	(13,921)	-	-	17,021
Total stockholders’ equity (deficit)	(296,207)	693,415	14,397	-	-	411,605
Total liabilities and stockholders’ equity (deficit)	669,494	753,961	(666,868)	-	-	753,961

MEZABAY INTERNATIONAL INC.

(a)	UNAUDITED PRO FORMA CONDENSED COMBINED
STATEMENTS OF OPERATIONS
FOR THE NINE MONTHS ENDED ENDED SEPTEMBER 30, 2009
(Currency expressed in United States Dollars (“US$”))

			Disposal
			Proforma
			Adjustment (1)
	Mezabay International		Disposal	Pro forma
	Inc. (consolidated)	Gaeawave	Adjustment	Combined

Revenue, net	$1,253,443	$54,194	$(1,253,443)	$54,194

Cost of revenue	(546,242)	(32,009)	546,242	(32,009)

Gross profit	707,201	22,185	(707,201)	22,185

Operating expenses:
Amortization and depreciation	141,792	3,123	(141,792)	3,123
Stock-based consultancy expenses	1,006,739	-	(901,739	105,000
Consulting and management service fee, related party	17,533	-	(17,533)	-
Impairment of goodwill	153,212	-	(153,212)	-
Selling, general and administrative expenses	2,282,555	50,461	(2,282,555)	50,461

LOSS FROM OPERATIONS	(2,894,630)	(31,399)	2,789,630	(136,399)

Amortization of debt discount	(59,790)	-	59,790	-
Other income / (expenses):
Interest income	4	-	(4)	-
Forgiveness of loans	3,468	-	(3,468)	-
Interest expenses	(21,016)	-	21,016	-
Loss on disposal of a subsidiary	(10,440)	-	10,440	-
Write-back on other assets and deposits	2,249		(2,249)	-

NET LOSS	(2,980,155)	(31,399)	2,875,155	(136,399)

The unaudited pro forma condensed combined financial information is for illustrative purposes only. The financial results may have been different had the companies always been combined. The unaudited pro forma condensed combined financial information should not be relied upon as being indicative of the historical results that would have been achieved had the companies always been combined or the future results that MZBY will experience. MZBY and Gaeawave have not had any historical relationships prior to the transaction. Accordingly, no pro forma adjustments were required to eliminate activities among the companies.

The shares that the former Gaeawave stockholders will receive at the closing of the transactions will represent approximately 34.57%of the outstanding ordinary shares of MZBY (without taking into account the conversion of 5,000,000 shares of Series D Convertible Preferred Stock in six months from the date of issuance into 500,000,000 shares of common stock of MZBY) following the consummation of the transactions (and the former MZBY shareholders would own approximately 50.90% of the outstanding ordinary shares of MZBY), assuming the following transactions are completed:

Disposal of all subsidiaries of MZBY

At the closing date, MZBY transferred all of its subsidiaries to Payment Business Solutions Sdn. Bhd. (PBS), a Malaysia incorporated wholly owned subsidiary of MZBY, pursuant to a disposal arrangement in consideration of cancellation of indebtedness (if any) owed by MZBY to all of the said subsidiaries, as well as from any of the said subsidiaries to MZBY.

The Exchange

The Exchange between MZBY and Gaeawave is treated as a reverse acquisition and recapitalization of MZBY whereby Gaeawave is deemed to be the accounting acquirer (legal acquiree) and MZBY to be the accounting acquiree (legal acquirer). The net assets of Gaeawave are recorded as of the closing date at their historical costs, which is considered to be the equivalent of fair value. No good will or intangible assets are recorded as a result of the merger.

NOTE 2           PRO FORMA ADJUSTMENTS

These unaudited pro forma combined financial statements reflect the following pro forma adjustments:

Adjustment 1, relating to the Disposal

To record the disposal of all subsidiaries of MZBY at their carrying values as of September 30, 2009 in consideration of cancellation of indebtedness owed by MZBY to PBS group of companies.

Adjustment 2, relating to the Merger

2a.	To eliminate the accumulated deficit of MZBY as Gaeawave will be the continuing entity as accounting acquirer for accounting purposes.

2b.	To record the issuance of 10,000,000 shares of Series D Convertible Preferred Stock of the Company in exchange for 100% capital stock of Gaeawave.

2c.	To record the conversion of 5,000,000 shares of Series D Convertible Preferred Stock into 500,000,000 shares of common stock at par value of $0.001.

(b)        Exhibits

		Incorporated by Reference
Exhibit					Filed
Number	Document Description	Form	Date	Number	herewith
3.1	The Registrant’s Certificate of Incorporation.	10-SB	3/20/00	2
3.2	The Registrant’s By-Laws.	10-SB	3/20/00	3
3.3	The Registrant’s Corporate Charter.	10-SB	3/20/00	1
3.4	The Registrant’s Certificate of Amendment to the Certificate of Incorporation dated November 2003.	8-K	12/19/03	3.1
3.5	The Registrant’s Certificate of Amendment of Amended Certificate of Incorporation dated July 24, 2007.	10-KSB/A	8/23/07	3.1
3.6	The Registrant’s Certificate of Amendment of Amended Certificate of Incorporation dated January 30, 2009.	10-K	4/15/08	3.1
3.7	The Registrant’s Certificate of Amendment of Amended Certificate of Incorporation dated June 19, 2009.	10-Q	8/19/09	3.7
10.1	The Registrant’s 2004 Non-qualified Stock Option.	S-8	5/20/04	10.1
10.2	The Registrant’s 2005 Stock Award Plan.	S-8	6/20/05	99.1
10.3	Employment Contract of Kok Keng Low, Chief Operating Officer, dated September 28, 2006.	10-QSB	11/17/06	10.2
10.4	The Registrant’s 2007 Non-qualified Stock Option Plan.	S-8	2/02/07	10.1
10.5	Employment Contract of King K. Ng, Chief Executive Officer, dated May 22, 2006.	8-K	6/01/07	99.2
10.6	Employment Contract dated July 1, 2006 and addendum/amendment to the contract dated January 1, 2007 of Thomas CL Wong, CFO.	10-KSB	5/21/07	10.8

10.7	Employment Contract of Yu Hua Chen, Chief Officer – Greater China, dated November 1, 2007.	10-K	4/15/08	10.1
10.8	Consulting Services Agreement between the Registrant and Scott Mac Caughern dated November 15, 2007.	10-K	4/15/08	10.2
10.9	Consulting Services Agreement between the Registrant and BullMarketMadness.Com LLC dated November 15, 2007.	10-K	4/15/08	10.3
10.10	Consulting Services Agreement between the Registrant and Wan Mu Chun dated January 1, 2007.	10-K	4/15/08	10.4
10.11	Consulting Services Agreement between the Registrant and Wong Yee Tat dated January 1, 2008.	10-K	4/15/08	10.5
10.12	Business Development Agreement between the Registrant and Willow Cove Investment Group Inc., dated January 30, 2008.	10-K	4/15/08	10.6
10.13	Business Development Agreement between the Registrant and Lim Han Seng dated March 10, 2008.	10-K	4/15/08	10.7
10.14	Administrative Services Contract between the Registrant and KateLin Enterprise Ltd. dated April 7.	10-K	4/15/08	10.8
10.15	Consulting Services Agreement between the Registrant and Adrian Yeo & Co. dated April 21, 2008.	10-Q	11/14/08	10.1
10.16	Consulting Services Agreement between the Registrant and Kim Kok Hai dated September 12, 2008.	10-Q	11/14/08	10.2
10.17	Convertible Promissory Note to RBSM LLP to the amount of $200,000 dated May 5, 2008.	10-K	4/15/09	10.17
10.18	Amendment to the Convertible Promissory Note to RBSM LLP to the amount of $200,000 dated October 30, 2008.	10-K	4/15/09	10.18
10.19	Convertible Promissory Note to Ng King Kau to the amount of $88,718.16 dated September 19, 2008.	10-K	4/15/09	10.19
10.20	Convertible Promissory Note to Low Kok Keng to the amount of $69,036.39 dated September 19, 2008.	10-K	4/15/09	10.20
10.21	Convertible Promissory Note to Choo Jee Sam to the amount of $138,637.29 dated September 19, 2008.	10-K	4/15/09	10.21
10.22	Convertible Promissory Note to Ho Yoon Fah to the amount of $31,758.33 dated September 19, 2008.	10-K	4/15/09	10.22
10.23	Convertible Promissory Note to Low Chin Hong to the amount of $148,590.15 dated September 19, 2008.	10-K	4/15/09	10.23
10.24	Convertible Promissory Note to Lim Yew Seng to the amount of $112,301.04 dated September 19, 2008.	10-K	4/15/09	10.24
10.25	Share Exchange Agreement with Tey Yong Qing and Chai Kok Wai dated September 11, 2009 for the acquisition of Gaeawave Sdn. Bhd.	10-Q	12/24/09	10.1
11.1	Share Exchange Agreement with Ng King Kau and others for the acquisition of Interpay International Group Ltd. dated May 19, 2006.	8-K	6/01/06	99.1
11.2	Share Exchange Agreement with Kok Keng Low and others for the acquisition of Cardtrend Systems Sdn. Bhd. dated September 28, 2006.	10-QSB	11/17/06	10.1
11.3	Sales and Purchase Agreement for the acquisition by Asia Payment Systems (HK) Ltd. of Global Uplink Ltd. in Hong Kong dated December 8, 2006.	10-KSB	5/21/07	11.4
11.4	Business Alliance Agreement with SMS Biz Sdn. Bhd. dated November 28, 2006.	10-KSB	5/21/07	11.1
11.5	Assignment of SMS Biz Distributorship Agreement with Etone Network Sdn. Bhd. to Payment Business Solutions Sdn. Bhd. dated December 1, 2006.	10-KSB	5/21/07	11.2

11.6	Sales and Purchase Agreement for the assets in the operating center of Global Uplink Communications Ltd. entered into between Asia Payment Systems (China) Co. Ltd. and Global Uplink Communications Ltd. dated December 8, 2006.	10-KSB	5/21/07	11.3
11.7	Exclusive Service Agreement between Asia Payment Systems (China) Co. Ltd. and Global Uplink Communications Ltd. dated October 24, 2007.	10-Q	11/15/07	10.5
11.8	Share Exchange Agreement with Yap Kit Chuan and others for the acquisition of SMS Biz Sdn. Bhd. dated January 18, 2009.	10-KSB	4/15/08	11.1
14.1	Code of Ethics.	10-KSB	4/20/04	14.1
16.1	Letter from RBSM LLP to the Securities and Exchange Commission regarding change in certifying accountant.	8-K	4/23/08	16.1
16.2	Letter from Weinberg & Co., CPA to the Securities and Exchange Commission regarding change in certifying accountant.	8-K	6/08/07	16.1
21.1	Subsidiaries and Associated Companies as of March 31, 2009.	10-K	4/15/09	21.1
31.1	Certification of Principal Executive Officer pursuant Section 302 of the Sarbanes-Oxley Act of 2002				X
31.2	Certification of Principal Financial Officer pursuant Section 302 of the Sarbanes-Oxley Act of 2002				X
32.1	Certification of Chief Executive Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002				X
32.2	Certification of Chief Financial Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002				X
99.1	Board Resolution To Approve and Appoint 4 New Directors	8-K/A-1	3/08/10	99.1
99.2	King Kau Ng’s Letter of Resignation As a Director	8-K/A-1	3/08/10	99.2
99.3	Kok Keng Low’s Letter of Resignation As A Director	8-K/A-1	3/08/10	99.3
99.4	Jee Sam Choo’s Letter of Resignation As A Director	8-K/A-1	3/08/10	99.4
99.5	Yu Hua Chen’s Letter of Resignation As A Director	8-K/A-1	3/08/10	99.5
99.6	Board Resolution To Accept and Approve Resignations of Directors and Officers and Approve and Appoint 3 New Officers	8-K/A-1	3/08/10	99.6
99.7	Agreement For Termination of King Kau Ng’s Employment Contract As Chief Executive Officer	8-K/A-1	3/08/10	99.7
99.8	Agreement For Termination of Kok Keng Low’s employment Contract As Chief Operating Officer	8-K/A-1	3/08/10	99.8
99.9	Agreement For Termination of Yu Hua Chen’s Employment Contract As Chief Officer – Greater China	8-K/A-1	3/08/10	99.9
99.10	Agreement For Termination of Chee Leong Wong’s Employment Contract As Chief Financial Officer	8-K/A-1	3/08/10	99.10
99.11	Agreement For Termination of Katherine Yoke-Lin Tung’s Service Contract As Secretary & Treasurer	8-K/A-1	3/08/10	99.11
99.12	Hau Tsin Shoon’s Employment Contract	8-K/A-1	3/08/10	99.12
99.13	Yong Qing Tey’s Employment Contract	8-K/A-1	3/08/10	99.13
99.14	May Yin Thum’s Employment Contract	8-K/A-1	3/08/10	99.14
99.15	Board Resolution To Approve The Sin-off of Payment & Loyalty Group	8-K/A-1	3/08/10	99.15

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEZABAY INTERNATIONAL, INC.
(FORMERLY, CARDTREND INTERNATIONAL INC.)
(Registrant)

Date: October 12, 2010	By:	SHOON HAU TSIN
Shoon Hau Tsin
Director, Chief Executive Officer, Secretary & Treasurer

EXHIBIT INDEX

		Incorporated by Reference
Exhibit					Filed
Number	Document Description	Form	Date	Number	herewith
3.1	The Registrant’s Certificate of Incorporation.	10-SB	3/20/00	2
3.2	The Registrant’s By-Laws.	10-SB	3/20/00	3
3.3	The Registrant’s Corporate Charter.	10-SB	3/20/00	1
3.4	The Registrant’s Certificate of Amendment to the Certificate of Incorporation dated November 2003.	8-K	12/19/03	3.1
3.5	The Registrant’s Certificate of Amendment of Amended Certificate of Incorporation dated July 24, 2007.	10-KSB/A	8/23/07	3.1
3.6	The Registrant’s Certificate of Amendment of Amended Certificate of Incorporation dated January 30, 2009.	10-K	4/15/08	3.1
3.7	The Registrant’s Certificate of Amendment of Amended Certificate of Incorporation dated June 19, 2009.	10-Q	8/19/09	3.7
10.1	The Registrant’s 2004 Non-qualified Stock Option.	S-8	5/20/04	10.1
10.2	The Registrant’s 2005 Stock Award Plan.	S-8	6/20/05	99.1
10.3	Employment Contract of Kok Keng Low, Chief Operating Officer, dated September 28, 2006.	10-QSB	11/17/06	10.2
10.4	The Registrant’s 2007 Non-qualified Stock Option Plan.	S-8	2/02/07	10.1
10.5	Employment Contract of King K. Ng, Chief Executive Officer, dated May 22, 2006.	8-K	6/01/07	99.2
10.6	Employment Contract dated July 1, 2006 and addendum/amendment to the contract dated January 1, 2007 of Thomas CL Wong, CFO.	10-KSB	5/21/07	10.8
10.7	Employment Contract of Yu Hua Chen, Chief Officer – Greater China, dated November 1, 2007.	10-K	4/15/08	10.1
10.8	Consulting Services Agreement between the Registrant and Scott Mac Caughern dated November 15, 2007.	10-K	4/15/08	10.2
10.9	Consulting Services Agreement between the Registrant and BullMarketMadness.Com LLC dated November 15, 2007.	10-K	4/15/08	10.3
10.10	Consulting Services Agreement between the Registrant and Wan Mu Chun dated January 1, 2007.	10-K	4/15/08	10.4
10.11	Consulting Services Agreement between the Registrant and Wong Yee Tat dated January 1, 2008.	10-K	4/15/08	10.5
10.12	Business Development Agreement between the Registrant and Willow Cove Investment Group Inc., dated January 30, 2008.	10-K	4/15/08	10.6
10.13	Business Development Agreement between the Registrant and Lim Han Seng dated March 10, 2008.	10-K	4/15/08	10.7
10.14	Administrative Services Contract between the Registrant and KateLin Enterprise Ltd. dated April 7.	10-K	4/15/08	10.8
10.15	Consulting Services Agreement between the Registrant and Adrian Yeo & Co. dated April 21, 2008.	10-Q	11/14/08	10.1
10.16	Consulting Services Agreement between the Registrant and Kim Kok Hai dated September 12, 2008.	10-Q	11/14/08	10.2
10.17	Convertible Promissory Note to RBSM LLP to the amount of $200,000 dated May 5, 2008.	10-K	4/15/09	10.17
10.18	Amendment to the Convertible Promissory Note to RBSM LLP to the amount of $200,000 dated October 30, 2008.	10-K	4/15/09	10.18
10.19	Convertible Promissory Note to Ng King Kau to the amount of $88,718.16 dated September 19, 2008.	10-K	4/15/09	10.19
10.20	Convertible Promissory Note to Low Kok Keng to the amount of $69,036.39 dated September 19, 2008.	10-K	4/15/09	10.20

10.21	Convertible Promissory Note to Choo Jee Sam to the amount of $138,637.29 dated September 19, 2008.	10-K	4/15/09	10.21
10.22	Convertible Promissory Note to Ho Yoon Fah to the amount of $31,758.33 dated September 19, 2008.	10-K	4/15/09	10.22
10.23	Convertible Promissory Note to Low Chin Hong to the amount of $148,590.15 dated September 19, 2008.	10-K	4/15/09	10.23
10.24	Convertible Promissory Note to Lim Yew Seng to the amount of $112,301.04 dated September 19, 2008.	10-K	4/15/09	10.24
10.25	Share Exchange Agreement with Tey Yong Qing and Chai Kok Wai dated September 11, 2009 for the acquisition of Gaeawave Sdn. Bhd.	10-Q	12/24/09	10.1
11.1	Share Exchange Agreement with Ng King Kau and others for the acquisition of Interpay International Group Ltd. dated May 19, 2006.	8-K	6/01/06	99.1
11.2	Share Exchange Agreement with Kok Keng Low and others for the acquisition of Cardtrend Systems Sdn. Bhd. dated September 28, 2006.	10-QSB	11/17/06	10.1
11.3	Sales and Purchase Agreement for the acquisition by Asia Payment Systems (HK) Ltd. of Global Uplink Ltd. in Hong Kong dated December 8, 2006.	10-KSB	5/21/07	11.4
11.4	Business Alliance Agreement with SMS Biz Sdn. Bhd. dated November 28, 2006.	10-KSB	5/21/07	11.1
11.5	Assignment of SMS Biz Distributorship Agreement with Etone Network Sdn. Bhd. to Payment Business Solutions Sdn. Bhd. dated December 1, 2006.	10-KSB	5/21/07	11.2
11.6	Sales and Purchase Agreement for the assets in the operating center of Global Uplink Communications Ltd. entered into between Asia Payment Systems (China) Co. Ltd. and Global Uplink Communications Ltd. dated December 8, 2006.	10-KSB	5/21/07	11.3
11.7	Exclusive Service Agreement between Asia Payment Systems (China) Co. Ltd. and Global Uplink Communications Ltd. dated October 24, 2007.	10-Q	11/15/07	10.5
11.8	Share Exchange Agreement with Yap Kit Chuan and others for the acquisition of SMS Biz Sdn. Bhd. dated January 18, 2009.	10-KSB	4/15/08	11.1
14.1	Code of Ethics.	10-KSB	4/20/04	14.1
16.1	Letter from RBSM LLP to the Securities and Exchange Commission regarding change in certifying accountant.	8-K	4/23/08	16.1
16.2	Letter from Weinberg & Co., CPA to the Securities and Exchange Commission regarding change in certifying accountant.	8-K	6/08/07	16.1
21.1	Subsidiaries and Associated Companies as of March 31, 2009.	10-K	4/15/09	21.1
31.1	Certification of Principal Executive Officer pursuant Section 302 of the Sarbanes-Oxley Act of 2002				X
31.2	Certification of Principal Financial Officer pursuant Section 302 of the Sarbanes-Oxley Act of 2002				X
32.1	Certification of Chief Executive Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002				X
32.2	Certification of Chief Financial Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002				X
99.1	Board Resolution To Approve and Appoint 4 New Directors	8-K/A-1	3/08/10	99.1
99.2	King Kau Ng’s Letter of Resignation As a Director	8-K/A-1	3/08/10	99.2
99.3	Kok Keng Low’s Letter of Resignation As A Director	8-K/A-1	3/08/10	99.3

99.4	Jee Sam Choo’s Letter of Resignation As A Director	8-K/A-1	3/08/10	99.4
99.5	Yu Hua Chen’s Letter of Resignation As A Director	8-K/A-1	3/08/10	99.5
99.6	Board Resolution To Accept and Approve Resignations of Directors and Officers and Approve and Appoint 3 New Officers	8-K/A-1	3/08/10	99.6
99.7	Agreement For Termination of King Kau Ng’s Employment Contract As Chief Executive Officer	8-K/A-1	3/08/10	99.7
99.8	Agreement For Termination of Kok Keng Low’s employment Contract As Chief Operating Officer	8-K/A-1	3/08/10	99.8
99.9	Agreement For Termination of Yu Hua Chen’s Employment Contract As Chief Officer – Greater China	8-K/A-1	3/08/10	99.9
99.10	Agreement For Termination of Chee Leong Wong’s Employment Contract As Chief Financial Officer	8-K/A-1	3/08/10	99.10
99.11	Agreement For Termination of Katherine Yoke-Lin Tung’s Service Contract As Secretary & Treasurer	8-K/A-1	3/08/10	99.11
99.12	Hau Tsin Shoon’s Employment Contract	8-K/A-1	3/08/10	99.12
99.13	Yong Qing Tey’s Employment Contract	8-K/A-1	3/08/10	99.13
99.14	May Yin Thum’s Employment Contract	8-K/A-1	3/08/10	99.14
99.15	Board Resolution To Approve The Sin-off of Payment & Loyalty Group	8-K/A-1	3/08/10	99.15